FINANCIAL INSTRUMENTS AND RISK	12 Months Ended
Sep. 30, 2018
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS AND RISK
16.	FINANCIAL INSTRUMENTS AND RISK

The Company’s financial instruments consist of cash, receivables, accounts payable and accrued liabilities, long-term debt and derivative liabilities. Cash is measured based on level 1 inputs of the fair value hierarchy. The fair value of receivables and accounts payable and accrued liabilities approximates their carrying values due to their short term to maturity. The fair value of the SVB Term Loan is approximately $6,736,846 which includes the principal and financing costs assessed on settlement as at September 30, 2018. The derivative liabilities are measured using level 3 inputs (Note 8).

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of judgement, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

Financial risk factors

The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below:

Credit risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and receivables. The Company’s receivables are primarily due to refundable GST and investment tax credits. The Company limits its exposure to credit loss by placing its cash with major financial institutions. Credit risk with respect to investment tax credits and GST is minimal as the amounts are due from government agencies.

Liquidity risk

The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. As at September 30, 2018, the Company had a working capital of $12,453,708. The SVB Term Loan is repayable over a 33-month period ending September 1, 2020. The Company does not generate revenue and will be reliant on external financing to fund operations and repay the SVB Term Loan. Debt and equity financing are dependent on market conditions and may not be available on favorable terms.

Market risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, and foreign exchange rates.

(a)	Interest rate risk

As at September 30, 2018, the Company has cash balances which are interest bearing. Interest income is not significant to the Company’s projected operational budget and related interest rate fluctuations are not significant to the Company’s risk assessment.

The Company’s SVB Term Loan is interest-bearing debt at a variable rate. A 10% change in the WSJ Prime Rate would result in an increase of $81,065 or decrease of $3,329 in the net loss realized for the period.

(b)	Foreign currency risk

The Company’s foreign currency risk exposure relates to net monetary assets denominated in Canadian dollars. The Company maintains its cash in US dollars and converts on an as needed basis to discharge Canadian denominated expenditures. A 10% change in the foreign exchange rate between the Canadian and U.S. dollar would result in a fluctuation of $13,751 in the net loss realized for the year. The Company does not currently engage in hedging activities.

(c)	Price risk

The Company is exposed to price risk with respect to equity prices. The Company closely monitors individual equity movements, and the stock market to determine the appropriate course of action to be taken by the Company.